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				UNITED STATES
		      SECURITIES AND EXCHANGE COMMISSION
			  Washington, D. C.   20549

				   FORM 8-K

				CURRENT REPORT
		      Pursuant to Section 13 or 15(d) of
		     The Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported) July 28, 2005
							-------------

			   OHIO CASUALTY CORPORATION
	   (Exact name of registrant as specified in its charter)

	    OHIO                       0-5544                 31-0783294
(State or other jurisdiction        (Commission             (IRS Employer
     of incorporation)              File Number)          Identification No.)

		   9450 Seward Road, Fairfield, Ohio  45014
	     (Address of principal executive offices) (Zip Code)

				 (513) 603-2400
	     (Registrant's telephone number, including area code)

				 Not Applicable
	 (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule l4a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))




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ITEM 5.03. Amendment to Articles of Incorporation or Bylaws; Change in
	   Fiscal Year

Effective as of July 28, 2005, Ohio Casualty Corporation (the "Corporation") amended Article II, Section 2 of the Code of Regulations of Ohio Casualty Corporation to reduce the number of directors of the Corporation from eleven
(11) to ten (10) and to reduce the authorized number of directors in Class I to three(3). The text of the Code of Regulations reflecting amendments through July, 28, 2005 is included herein as Exhibit 99 and incorporated by reference


ITEM 9.01. Financial Statements and Exhibits.

(c)   Exhibits

      Exhibit No.     Description
      -----------     -----------

	  99 Code of Regulations of Ohio Casualty Corporation reflecting amendments through July 28, 2005.






				  SIGNATURE

	Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.




					   OHIO CASUALTY CORPORATION
					   -------------------------
						  (Registrant)





August 2, 2005                             /s/Debra K. Crane
					   ------------------------------
					   Debra K. Crane, Senior Vice
					     President, General Counsel
					     and Secretary




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				Exhibit Index
				-------------


			  Current Report on Form 8-K
			     Dated July 28, 2005


Exhibit No.     Description
-----------     -----------

    99 Code of Regulations of Ohio Casualty Corporation reflecting amendments through July 28, 2005.






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